UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Park Plaza, Suite 550 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 480-8300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 18, 2019, Acacia Research Corporation, a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Starboard Value LP and certain of its affiliates (the “Buyers”) pursuant to which the Company (i) sold and issued 350,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”) at an aggregate purchase price of $35,000,000, and (ii) issued warrants (the “Series A Warrants”) to purchase up to 5,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price equal to $3.65 per share (subject to certain price-based anti-dilution adjustments).

Pursuant to the Purchase Agreement, the Company may issue up to $365 million in senior secured notes due 2027 (the “Notes”) to the Buyers, the proceeds of which may be used to fund investment opportunities and strategic acquisitions approved by the Buyers and the Company.

In addition, promptly following the receipt of Stockholder Approval (as defined below), the Company has agreed to issue to the Buyers warrants to purchase up to 100,000,000 shares of Common stock (the “Series B Warrants” and together with the Preferred Shares, the Series A Warrants and the Notes, the “Securities”) at an exercise price (subject to certain price-based anti-dilution adjustments) of either (i) $5.25 per share if exercising by cash payment, or (ii) to the extent Notes have been issued, $3.65 per share if exercising by cancellation of the Notes.

The Company has agreed to solicit the affirmative vote of the Company’s stockholders for the approval of resolutions providing for: (i) the Company’s issuance of the securities described in the Purchase Agreement without giving effect to any limitations under the rules of the Nasdaq Stock Market LLC, and (ii) an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock by not less than 200,000,000 shares (such approvals, collectively, the “Stockholder Approval”).

Subject to the receipt of Stockholder Approval and certain other conditions, the Company will have the option to complete one or more offerings (a “Stockholder Offering”) of senior secured notes with terms substantially identical to the Notes, in an aggregate principal amount of up to $100,000,000, and warrants to purchase up to 27,397,261 shares of Common Stock with terms substantially identical to the Series B Warrants, to holders of Common Stock of the Company.

The foregoing transactions contemplated by the Purchase Agreement are referred to herein as the “Financing.”

On November 18, 2019, the Company issued a press release announcing the transactions contemplated by the Financing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 to this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Financing, the Company will file with the SEC a Current Report on Form 8-K describing the terms of the Financing, a preliminary proxy statement and other documents relating to the Financing and the Stockholder Approvals required thereunder and may file one or more amendments to such documents. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE FINANCING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FINANCING AND THE AUTHORIZATION AND ISSUANCE OF SECURITIES THEREUNDER. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614, Attention: Corporate Secretary, Telephone: (949) 480-8300.

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The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed authorization and issuance of securities. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company stockholders generally, is set forth in the Company’s definitive proxy statement for the Company’s 2019 annual meeting of stockholders, previously filed with the SEC on June 14, 2019, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 15, 2019, as amended by Amendment No. 1 to Form 10-K on Form 10-K/A, filed with the SEC on April 30, 2019, as well as other documents filed with the SEC. Additional information regarding the interests of such participants will be included in the preliminary proxy statement, definitive proxy statement and other relevant documents regarding the Financing filed with the SEC when they become available. To the extent holdings of such participants in the Company’s securities are not reported, or have changed since the amounts described in the proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press release, dated November 18, 2019, issued by Acacia Research Corporation announcing strategic partnership with Starboard Value LP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: November 18, 2019	/s/ Clifford Press
Chief Executive Officer

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